TRUST INDENTURE




         Relating to United States Government Guaranteed
          Export Ship Financing Obligations, 2000 Series




                             Between



                     GLOBAL INDUSTRIES, LTD.,
                          as Shipowner


                               And


          NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                      as Indenture Trustee




                     Dated February 23, 2000


                         TRUST INDENTURE

                       SPECIAL PROVISIONS

	THIS TRUST INDENTURE, dated February 23, 2000 (the "Indenture"), between (i) GLOBAL INDUSTRIES, LTD., a Louisiana corporation (the
"Shipowner"), and (ii) Norwest Bank Minnesota, National Association, a national banking association (the "Indenture Trustee").

RECITALS

	A.	WHEREAS, pursuant to the understandings set forth in the
Security Agreement, the Shipowner has authorized the issuance of certain Obligations pursuant to the terms and conditions of this Indenture in an aggregate principal amount not to exceed $99,000,000 to finance the cost of reconditioning the Vessel; and

	B. 	WHEREAS, the Secretary, on behalf of the United States,
has agreed to Guarantee the payment of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, such Obligations under the provisions of Title XI of the Act, and has authorized the Indenture Trustee to cause the Guarantees to be imprinted on the Obligations pursuant to the Authorization Agreement.

	NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holders thereof, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereto agree as follows:

1.	Incorporation of General Provisions

	This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1, and they shall be treated as one instrument. In the event of a conflict, the terms of the Special Provisions shall prevail.

2.	The Obligations.

        (a) The initial series of Obligations issued hereunder shall be designated "United States Government Guaranteed Export Ship Financing Obligations, 2000 Series," and shall be in the form of Exhibit 2 to this Indenture. The aggregate principal amount of Obligations which may be issued under this Indenture shall not exceed $99,000,000.

	(b)	The Obligations shall be in the denominations of United States
$1,000 or any integral multiple thereof.

	(c)	The Shipowner shall at all times cause to be maintained in the
City of Minneapolis, State of Minnesota, an office or agency for the purposes specified in Section 5.03 of this Indenture.

	(d)	The Indenture Trustee shall at all times have its Corporate
Trust Office in the City of Minneapolis, State of Minnesota.

3.      Additions, Deletions, and Amendments to Exhibit 1.

	(a)	Concerning Registered and Beneficial Ownership of the Bonds;
Legends.

	(i)	The Bonds shall be issued initially in the form of one
        permanent global Bond in definitive, fully registered form without interest coupons (the "Global Bond"). Except as provided in paragraph (iii) below, owners of beneficial interests in the Global Bond ("Obligation Owners") will not be entitled to receive separate certificated Bonds("Definitive Bonds") and will not be considered the Holders thereof. The Global Bond shall be deposited with the Depository Trust Company ("DTC") or the Indenture Trustee, as custodian for DTC, registered in the name of DTC or a nominee of DTC, and duly executed by the Shipowner and authenticated by the Indenture Trustee as provided in the Indenture, and DTC or such nominee of DTC shall be the sole Holder for purposes of this Indenture until the Global Bond becomes exchangeable for Definitive Bonds in accordance with paragraph (iii)(2) below. The Global Bond shall bear such legend as DTC may require.

	(ii)	Members of, or participants in, DTC shall have no rights under the Indenture with respect to the Global Bond held on their behalf by DTC or by the Indenture Trustee as the custodian of DTC or under such Global Bond, and DTC may be treated by the Shipowner, the Indenture Trustee and any agent of the Shipowner or the Indenture Trustee as the absolute owner of such Global Bond for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Shipowner, the Indenture Trustee or any agent of the Shipowner or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its members and participants, the operation of customary practices of DTC governing the exercise of the rights of an Obligation Owner in the Global Bond.

        (iii)(1)The transfer and exchange of the Global Bond or beneficial interests therein shall be effected through DTC or the Indenture Trustee, as the custodian for DTC, in accordance with the Indenture and the procedures of DTC therefor.

	(2)	The Global Bond shall be exchangeable for Definitive Bonds
        registered in the names of Obligation Owners only if any of the following events shall have occurred: (A) DTC notifies the Shipowner that it is unwilling or unable to continue as depositary for such Global Bond or DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when DTC is required to be so registered in order to act as depositary, and a successor depositary is not appointed by the Shipowner within 90 days thereafter, (B) the Shipowner or the Indenture Trustee elects to terminate DTC's service or the book entry system, (C) the Secretary assumes the Bonds, or (D) the Secretary instructs the Shipowner and the Indenture Trustee to terminate the Letter of Representations relating to the Bonds between the Shipowner and the Indenture Trustee and accepted by DTC.

	(3)	Any Global Bond that is exchangeable for Definitive Bonds
        registered in the name of the Obligation Owners pursuant to this paragraph (iii) shall be surrendered by DTC to the Indenture Trustee to be so exchanged, without charge, and the Shipowner shall execute and the Indenture Trustee shall authenticate and deliver, upon such exchange of such Global Bond, an equal aggregate principal amount of Definitive Bonds of authorized denominations. Definitive Bonds issued in exchange for a beneficial interest in a Global Bond pursuant hereto shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee in writing. The Indenture Trustee shall deliver such Definitive Bonds to the Obligation Owners in whose names such Bonds are so registered in accordance with the instructions of DTC.

	(4)	The registered Holder of a Global Bond may grant proxies and otherwise authorize any Obligation Owner, including the DTC's members and participants and Obligation Owners that may hold interests through such members and participants, to take any action which a Holder is entitled to take under the Indenture or the Obligations.

	(5)	In the event of the occurrence of any of the events specified in paragraph (iii)(2), the Shipowner will promptly make available to the Indenture Trustee a reasonable supply of Definitive Bonds.

	(6)	Notwithstanding any other provision of the Indenture, the
        Global Bond may not be transferred except as a whole by DTC for such Global Bond to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC.

        (iv) At such time as all beneficial interests in the Global Bond have either been exchanged for Definitive Bonds, redeemed, repurchased or canceled, such Global Bond shall be returned to DTC for cancellation or retained and canceled by the Indenture Trustee.

	(v)	The Indenture Trustee shall have no responsibility or
        obligation to any Obligation Owner, a member of, or a participant in DTC with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Obligations or with respect to the delivery to any participant, member, or other Obligation Owner (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Obligations (or other security or property) under or with respect to such Obligations. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Obligations shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of the Global Bond). The rights of Obligations Owners shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Indenture Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any Obligation Owner.

        (b) Concerning Section 2.06. Section 2.06 of Exhibit 1 hereto is hereby amended by inserting the word "manually" after the word "executed" in the third line thereof.

	(c)	Concerning Section 2.07.  Section 2.07(c) of Exhibit 1 is
hereby amended by deleting the words "The Shipowner shall not be required to register transfers or make exchanges" in the first line thereof and inserting in lieu thereof the words "Neither the Shipowner nor the Indenture Trustee shall be required to register transfers or make exchanges".

	(d)	Concerning Section 3.02.

               (i) Section 3.02(b) of Exhibit 1 hereto is hereby amended by deleting the words "subsection (c)" in the fourth line thereof and inserting in lieu thereof the words "Section 3.03."

               (ii) Section 3.02(c) of Exhibit 1 hereto is hereby deleted in its entirety.

	(e)	Concerning Section 3.03. Section 3.03 of Exhibit 1 hereto is hereby amended as follows:

               (i) by deleting Section 3.03 in its entirety and substituting the following therefor:

              "(a)    Optional Redemptions of Obligations at a Premium.  At
               its option, the Shipowner may redeem the Obligations, in whole or in part, at any time, at a redemption price equal to 100% of the principal amount being redeemed plus (i) interest accrued thereon to the date fixed for redemption and (ii) the Make Whole Premium. The Shipowner may redeem such Obligations on a date at least 40 days but not more than 60 days from the Indenture Trustee's receipt of the Request to make such an optional redemption and specifying the Redemption Date and the principal amount of Obligations which the Shipowner intends to redeem."

		(ii) by adding a new subsection (b) as follows:

              "(b)    Calculation of Make Whole Premium.  The Indenture
               Trustee may retain the services of a consultant, the cost of which shall be borne by the Shipowner, to perform its obligations with respect to calculation of the Make Whole Premium as defined and described in the Obligations. Such consultant shall be a U.S. nationally recognized accounting firm or investment banking firm with a capitalization of at least $50,000,000 who regularly engages in bond underwritings or placements. The Request of the Shipowner referred to in
               Section 3.03(a) shall contain the identity of a proposed consultant, and the Shipowner shall certify that such consultant satisfies the requirements of this Section 3.03(b), and shall also contain sufficient information (such as names and phone numbers) to permit the Indenture Trustee to contact and arrange for retention of the consultant. The Indenture Trustee may use the consultant proposed by the Shipowner or may, in its discretion, select another qualifying consultant. The consultant shall certify the calculations and the result thereof to the Indenture Trustee and the Shipowner in writing."

	(f)	Concerning Section 6.09.  Section 6.09 is hereby amended by
adding at the end thereof a new subsection (c) as follows:

              "(c)    In the event that the Global Bond is registered in the
               name of The Depository Trust Company ("DTC"), Cede & Co. ("Cede") or another nominee of DTC or Cede pursuant to the Letter of Representations relating to the Obligations between the Shipowner and the Indenture Trustee and accepted by DTC (the "LOR"), and if the Secretary (i) assumes the Obligations pursuant to Section 6.09(a) hereof or (ii) instructs the Shipowner and the Indenture Trustee to terminate the LOR, then the Shipowner and the Indenture Trustee, immediately upon receipt of notice of such assumption or upon receipt of notice of such termination, as applicable, shall terminate or cause the termination of the LOR in accordance with Section 15 thereof. The Indenture Trustee shall, within 30 days from receipt of notice of such assumption or termination from the Secretary, also instruct DTC to notify its direct and indirect participants of the need to re-register the Obligations in the names of the Obligation Owners. Upon surrender by DTC of the Global Bond issued in its name, the name of Cede or another nominee, the Shipowner shall issue at its sole expense, and the Indenture Trustee shall authenticate, Definitive Bonds in the names provided to the Indenture Trustee by DTC."

	(g)	Concerning Section 10.04.  The percentage "60%" in the
        introductory paragraph of Section 10.04 is hereby deleted and the percentage "51%" is substituted in its place.


4.	Miscellaneous.

        (a)     Concerning Notices.  Subject to the provisions of Section
        13.01 of this Indenture, any notice, request, demand, direction, consent, waiver, approval or other communication to be given to a party hereto or the Secretary, shall be deemed to have been sufficiently given or made when addressed to:

        The Indenture Trustee as: Norwest Bank Minnesota, National Association
                                  Corporate Trust Services
                                  N9303-120
                                  Sixth and Marquette
                                  Minneapolis, Minnesota 55479


        The Shipowner as:         Global Industries, Ltd.
                                  8000 Global Drive
                                  Carlyss, Louisiana 70665


        The Secretary as:         SECRETARY OF TRANSPORTATION
                                  c/o Maritime Administrator
                                  Department of Transportation
                                  400 Seventh Street, SW
                                  Washington, D.C. 20590

	(b)	Concerning Applicable Law. This Indenture and each Obligation shall be governed by the federal laws of the United State of America, but to the extent that they are inapplicable, by the laws of the State of Louisiana.

	(c) 	Jurisdiction and Consent to Suit.  Any proceeding to enforce this Agreement may be brought in the Federal courts of the United States of America located in the State of Louisiana of the United States of America. The Shipowner and the Trustee hereby irrevocably waive any present or future objection to such venue, and for each of itself and in respect of any of their respective properties hereby irrevocably consents and submits unconditionally to the exclusive jurisdiction of those courts. The Shipowner further irrevocably waives any claim that any such court is not a convenient forum for any such proceeding. The Shipowner further agrees that final judgment against it in any such action or proceeding arising out of or relating to this Indenture shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of that fact and of the judgment.

        (d) Execution of Counterparts. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall constitute but one and the same instrument.


        IN WITNESS WHEREOF, this Indenture has been duly executed by the parties hereto as of the day and year first above written.


                                            GLOBAL INDUSTRIES, LTD.



        (SEAL)                              By
                                              Its



        ATTEST



        By
          Its



                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION



        (SEAL)                                By
                                                Its